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                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, an officer and/or a director of ASSOCIATES FIRST CAPITAL CORPORATION (the "Company"), has made, constituted and appointed and by these presents does hereby make, constitute and appoint ROY A. GUTHRIE, TIMOTHY M. HAYES, KEVIN P. HEGARTY, KEITH W. HUGHES and CHESTER D. LONGENECKER, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said ROY A. GUTHRIE, TIMOTHY M. HAYES, KEVIN P. HEGARTY, KEITH W. HUGHES and CHESTER D. LONGENECKER, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects that said ROY A. GUTHRIE, TIMOTHY M. HAYES, KEVIN P. HEGARTY, KEITH W. HUGHES and CHESTER D. LONGENECKER, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has subscribed his or her name, this 20th day of February, 1997.



Signature:  /s/ KEITH W. HUGHES CDL         Signature:  /s/ HAROLD D. MARSHALL
          -------------------------                   --------------------------
Name:     Keith W. Hughes                   Name:     Harold D. Marshall
Title:    Chairman of the Board,            Title:    President and Director
          Principal Executive Officer
          and Director


Signature:  /s/ J. CARTER BACOT             Signature:  /s/ JOSEPH M. McQUILLAN
          -------------------------                   --------------------------
Name:     J. Carter Bacot                   Name:     Joseph M. McQuillan
Title:    Director                          Title:    Vice Chairman of the Board
                                                      and Director


Signature:  /s/ JOHN M. DEVINE              Signature:  /s/ H. JAMES TOFFEY, JR.
          -------------------------                   --------------------------
Name:     John M. Devine                    Name:     H. James Toffey, Jr.
Title:    Director                          Title:    Director



Signature:  /s/ ROY A. GUTHRIE              Signature:  /s/ KENNETH WHIPPLE
          -------------------------                   --------------------------
Name:     Roy A. Guthrie                    Name:     Kenneth Whipple
Title:    Executive Vice President          Title:    Director
          and Chief Financial Officer



Signature:  /s/ KEVIN P. HEGARTY
          -------------------------
Name:     Kevin P. Hegarty
Title:    Senior Vice President,
          Comptroller and Principal
          Accounting Officer